Van Kampen
Real Estate
Securities Fund
SEMIANNUAL REPORT
JUNE 30, 2001

[PHOTO]

Privacy Notice information on the back.

                         [VAN KAMPEN INVESTMENTS LOGO]

                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      14
                NOTES TO FINANCIAL STATEMENTS      20

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      26
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      27

Long-term investment strategies can help you cope with uncertain markets.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 20, 2001

Dear Shareholder,

The first few months of 2001 were challenging for everyone. The markets experienced dramatic downshifts which affected many investors, no matter the size of their portfolios. We realize this is unsettling to shareholders--especially those who may be accustomed to positive returns--but it is important to keep in mind that maintaining a long-term investment horizon may be your most efficient strategy for coping with uncertain markets.

To help you make sense of recent events and put your fund's performance into perspective, this report examines how your fund's portfolio managers invested your assets. Packed with information and insightful commentary, this report includes an interview with the fund managers, a complete list of the fund's holdings at the end of the reporting period, charts and graphs which summarize interest rate and inflation trends, and other information to help you better understand your investment.

With nearly four generations of investment management experience, we at Van Kampen understand market declines are inevitable--and new opportunities may arise at any time. So, as you strive to craft a successful investment strategy and try to protect yourself against future downturns, consider these time-tested investing principles:

                  - DIVERSIFY--Owning a portfolio that includes a variety of stock funds and fixed-income funds
  may moderate your investment risk and improve your long-term portfolio performance.

- SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. When comparing asset allocation strategies to your personal financial situation, you should consider your time frame and all of your personal savings and investments, in addition to your retirement assets and risk tolerance level. Your financial advisor can help you assess your individual situation before you make any decisions. Though no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

We are grateful for your continued trust in Van Kampen. We appreciate the opportunity to manage your assets while you enjoy true wealth--family, friends, and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
THE U.S. ECONOMY CONTINUED TO SHOW SIGNS OF OVERALL WEAKNESS IN JUNE 2001. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, ROSE A DISAPPOINTING 1.2 PERCENT ON AN ANNUALIZED BASIS FOR THE FIRST QUARTER OF 2001--CONSIDERABLY SLOWER THAN THE GOVERNMENT'S INITIAL 2-PERCENT ESTIMATE AND SUBSEQUENT REVISIONS. THIS STAGNATING GROWTH ONLY COMPLICATED THE ECONOMIC OUTLOOK, AS MIXED DATA MADE IT DIFFICULT FOR ANALYSTS AND INVESTORS ALIKE TO DRAW ANY CLEAR CONCLUSIONS.

CONSUMER SPENDING AND EMPLOYMENT
AS REPORTS OF LACKLUSTER GROWTH AND CORPORATE LAYOFFS MOUNTED, THE AMERICAN CONSUMER CONTINUED TO SURPRISE ANALYSTS. SPURRED BY THE FEDERAL RESERVE'S (THE
FED) SIXTH INTEREST RATE CUT THIS YEAR, CONSUMER CONFIDENCE IMPROVED SLIGHTLY IN JUNE. THIS RENEWED OPTIMISM WAS SURPRISING TO SOME, GIVEN THE UNEMPLOYMENT RATE CLIMBED TO 4.5 PERCENT. WHILE UNEMPLOYMENT HOVERED AT HISTORICALLY LOW LEVELS, SOME ANALYSTS WERE ENCOURAGED BY AN INCREASE IN FACTORY ORDERS--AN INDICATION THE ECONOMY MIGHT BE MOVING TOWARD A RECOVERY.

INTEREST RATES AND INFLATION
CONSUMERS' RENEWED CONFIDENCE CAME ON THE HEELS OF THE GOVERNMENT'S ATTEMPT TO JUMP-START THE ECONOMY. BETWEEN JANUARY 1 AND JUNE 30, 2001, THE FED CUT INTEREST RATES SIX TIMES BY A TOTAL OF 2.75 PERCENT. THE FED STATED ITS LATEST RATE CUT WAS PROMPTED BY DECLINING CORPORATE PROFITS AND BUSINESS CAPITAL SPENDING, WEAK CONSUMPTION AND A SLOWING GLOBAL ECONOMY--BUT ALSO INDICATED ADDITIONAL RATE CUTS REMAINED A POSSIBILITY. INDUSTRY ANALYSTS AND INVESTORS WELCOMED THE FED'S ACTIONS, VIEWING THEM AS NECESSARY STEPS TO WARD OFF A RECESSION AND RETURN THE GROWTH OF GDP TO A HEALTHY AND SUSTAINABLE RATE.

THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 3.2 PERCENT IN THE 12 MONTHS ENDED JUNE 30. ALTHOUGH INFLATION WAS NOT AN IMMEDIATE THREAT, SOME ANALYSTS CAUTIONED THAT RISING MEDICAL COSTS AND SEASONAL DEMANDS FOR ELECTRICITY AND NATURAL GAS MIGHT DRIVE INFLATION HIGHER.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(March 31, 1999--March 31, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20
Dec 00                                                                           1.00
Mar 01                                                                           1.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 1999--June 30, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2001)

                                       A SHARES    B SHARES    C SHARES
---------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                    7.19%       6.81%       6.81%
---------------------------------------------------------------------------
Six-month total return(2)                 2.12%       2.81%       5.81%
---------------------------------------------------------------------------
One-year total return(2)                 14.95%      15.84%      18.85%
---------------------------------------------------------------------------
Five-year average annual total
return(2)                                11.77%      11.82%      12.02%
---------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)*                               11.31%      11.36%(3)   11.27%
---------------------------------------------------------------------------
Commencement date                      06/09/94    06/09/94    06/09/94
---------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/ reimbursements the Fund's returns would have been lower.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A Shares) or CDSC for Class B and Class C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares. The Fund's Adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the Fund's returns would have been lower.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to the Financial Statements for additional information.

(*) Total return is calculated from June 30, 1994 (the date the Fund's investment strategy was implemented) through the end of the period.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

 [BAR GRAPH]   PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--June 30, 2001)


1.   EQUITY OFFICE PROPERTIES    7.1%
     Manages and owns office buildings and
     parking facilities in the United
     States.

2.   AVALONBAY COMMUNITIES       6.5%
     Develops and manages apartment
     communities in the United States.

3.   PUBLIC STORAGE              5.0%
     Develops and operates self-storage
     facilities and commercial properties.

4.   STARWOOD HOTELS & RESORTS   4.8%
     Owns hotels and time-share resorts
     worldwide.

5.   SPIEKER PROPERTIES          4.8%
     Owns and operates commercial
     properties in the western United
     States.

6.   EQUITY RESIDENTIAL
     PROPERTIES                  4.3%
     Owns and manages multifamily
     properties and apartments in the
     United States.

7.   ARDEN REALTY                4.0%
     Owns, leases, and renovates
     commercial properties in Southern
     California.

8.   BROOKFIELD PROPERTIES       3.9%
     Manages North American office
     properties and develops residential
     communities.

9.   SIMON PROPERTY              3.7%
     Develops and manages shopping malls
     in the United States, France, and
     Poland.

10.  ESSEX PROPERTY              3.6%
     Acquires multifamily properties on
     the West Coast.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)

                                                                         June 30, 2001                    December 31, 2000
Real Estate Investment Trusts                                                    87.10                                85.40
Hotels                                                                            5.60                                 5.80
Homebuilding                                                                      3.90                                 4.40
Real Estate Management & Development                                              3.00                                 4.00
Diversified Metals & Mining                                                       0.20                                 0.20


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN REAL ESTATE SECURITIES FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2001. THE TEAM IS LED BY THEODORE R. BIGMAN AND DOUGLAS A. FUNKE, WHO HAVE MANAGED THE FUND SINCE 1995 AND 1999, RESPECTIVELY. MR. BIGMAN HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1983, AND MR. FUNKE SINCE 1993. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q  HOW WOULD YOU DESCRIBE
    THE MARKET ENVIRONMENT
    DURING THE PERIOD?

A   After years of uninterrupted
growth, the U.S. economy continued to slow dramatically through the first six months of 2001. The Federal Reserve moved aggressively to pour liquidity into the financial system by lowering interest rates by 275 basis points. The markets were more concerned with ongoing disappointments in corporate earnings, however, and most major broad indexes were in negative territory for the six months through June 30, 2001.

    By contrast, REITs outperformed the broader equity markets for the fifth quarter in a row. This happened for a number of reasons. Investors appeared to remain attracted to the defensive characteristics of the asset class and the more predictable nature of the earnings versus a volatile equity market. In addition, REITs received a boost from discussions by the Standard & Poors Index Committee about the viability of including REITs in the S&P 500 Index. Finally, Ibbotson released a new study which concluded that REITs have demonstrated a lack of significant correlation versus the broader stock market and that the addition of REITs to a portfolio may increase the expected return without increasing the risk. The NAREIT Equity Index reflected these positive factors, gaining 11.44 percent for the six-month period.

Q  HOW DID THE FUND PERFORM
    IN THAT ENVIRONMENT?

A   The fund returned 7.19 percent
for the six months ended June 30, 2001. (Class A shares at net asset value, including combined 12b-1 fees and service fees of up to 0.25 percent and excluding a maximum sales charge of 4.75 percent; if the maximum sales charge were included, the return would be lower). The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

Past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit www.vankampen.com or speak with your financial advisor. Performance of other share classes will vary.

    By comparison, the NAREIT Equity Index returned 11.44 percent, and the Standard & Poor's 500 Index returned -6.70 percent for the same period. The NAREIT Equity Index is an unmanaged index that reflects the general performance of a broad range of equity REITs of all property types. The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. These indexes are statistical composites, and their returns do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q  IN THIS ENVIRONMENT, WHAT
    WAS YOUR STRATEGY FOR
    MANAGING THE FUND?

A   Our strategy throughout the
period was to shape the portfolio with companies that we believed offered attractive fundamental valuations relative to their underlying real estate value. In recognition of the economy's weakness, we sought to position the portfolio more defensively. We increased our overweighting to apartments, which we believe will likely experience favorable demand in a slowing economy as housing is a necessity and apartment rental may likely compete favorably with the alternative of purchasing a home. We reduced our overweighting to the office sector due to continued concerns of reduced demand, a lack of abatement to the supply pipeline and potential new sub-lease space. We were poised to reduce our weighting to hotels, the most economically sensitive sector, but the supply pipeline has materially improved and stocks appeared to reflect much of the negative news.

Q   WHAT SECTORS OF THE REAL
    ESTATE MARKET PERFORMED WELL, AND WHAT SECTORS WERE DISAPPOINTMENTS?

A   The past six-month period has
seen a reversal of fortune in which last year's worst performers have become this year's strong performers. Self-storage is a case in point. The sector performed relatively poorly last year, but this year has outperformed other sectors and was the strongest performer in the second quarter. It is generally believed that demand for self-storage may be resistant to recession; this potential resistance is a compelling dynamic in a slowing economy. The supply dynamic has also been positive, with the level of supply trending lower for more than a year.

    The retail sector also performed well, led by the regional mall sector. Malls were generally viewed as a good defensive alternative as they did not experience the gains in rents or share prices that other sectors enjoyed in 2000. Lodging also performed strongly, particularly in the second quarter, in spite of weakening fundamentals. Like many economically sensitive stocks in the broader market, the sector was expected to be an early participant in any economic recovery.

    The apartment and industrial sectors both modestly underperformed the index. The apartment sector appeared to be well poised to enjoy a favorable balance of supply and demand, but the faltering market in Northern California dragged the sector down.

Q  WHAT IS YOUR OUTLOOK FOR
    THE REAL ESTATE MARKET?

A   The outlook for the real estate
market has become modestly more confusing. We continue to focus on two key factors: the health of the physical property markets and the public market pricing for securities. The private real estate markets appear balanced based upon a rational level of new supply and below-equilibrium vacancy rates. We are encouraged that for most major property types, the development pipelines have either peaked or are in the process of doing so, as the economic slowdown has created a challenging environment for leasing activity. Overall, we believe that compared to past periods of slowdown, the real estate sector is currently better positioned in terms of the balance between supply and demand for this slowdown.

    In addition to the slowing economy, our primary concern for public securities is that the most recent quarter's price appreciation had moved the sector to trade at the same level as its private market valuation. We generally believe that it is fair for the sector to trade at a slight premium to private market values because of the tax and liquidity benefits of the REIT structure. At this point in the economic cycle, however, we are concerned that management will take advantage of the market's strength to increase the pace of issuance. This would potentially put downward pressure on the market.

    Based on current valuations and the sector's ability to demonstrate its defensive characteristics as a separate asset class, we believe that the sector may be able to continue to produce returns that are attractive relative to the recent performance and volatility in the broader equity markets.

                             ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their investable assets in bonds, cash equivalents, and stocks that are less volatile than average.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

REAL ESTATE INVESTMENT TRUSTS (REITS): Companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties. REITs, which are often publicly traded, distribute nearly all of their taxable income back to shareholders--thus avoiding most taxation at the corporate level.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
COMMON AND PREFERRED STOCKS  95.5%
APPLICATION SOFTWARE  0.0%
Internap Network Services Corp. (a).........................    9,294   $     30,391
                                                                        ------------
DIVERSIFIED FINANCIAL SERVICES  0.1%
Acadia Realty Trust.........................................   30,800        214,984
Ramco-Gershenson Properties Trust...........................    1,000         17,200
                                                                        ------------
                                                                             232,184
                                                                        ------------
DIVERSIFIED METALS & MINING  0.2%
FrontLine Capital Group (a).................................  411,600        617,400
                                                                        ------------

HOMEBUILDING  3.7%
Atlantic Gulf Communities Corp. (a).........................  131,004          2,620
Atlantic Gulf Communities Corp.--Preferred Ser B,
  144A-Private Placement (a) (b)............................   43,609              0
Atlantic Gulf Communities Corp.--Convertible Preferred Ser B
  (a).......................................................   30,570              0
Atlantic Gulf Communities Corp.--Warrants 20,380 shares of
  each Class B and C expiring 06/23/04 (a)..................   40,760              0
Atlantic Gulf Communities Corp.--Warrants 39,121 shares of
  each Class A, B and C expiring 06/23/04 (a)...............  117,363              0
Brookfield Properties Corp. ................................  506,089      9,671,361
                                                                        ------------
                                                                           9,673,981
                                                                        ------------
HOTELS  5.4%
Candlewood Hotel Co., Inc. (a)..............................   55,900        128,570
Hilton Hotels Corp. ........................................   56,200        651,920
Interstate Hotels Corp. (a).................................   13,259         37,125
John Q. Hammons Hotels, Inc., Class A (a)...................   12,100         78,650
Starwood Hotels & Resorts Worldwide, Inc., Class B..........  320,528     11,949,284
Wyndham International, Inc., Class A (a)....................  432,998      1,082,495
                                                                        ------------
                                                                          13,928,044
                                                                        ------------
REAL ESTATE INVESTMENT TRUSTS  83.2%
AMB Property Corp. .........................................  199,800      5,146,848
Amli Residential Properties Trust...........................  168,200      4,137,720
Apartment Investment & Management Co., Class A..............   82,800      3,990,960
Archstone Communities Trust.................................  336,590      8,677,290
Arden Realty, Inc. .........................................  374,100      9,988,470
Avalonbay Communities, Inc. ................................  344,400     16,100,700

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Beacon Capital Partners, Cypress Communications, Inc. ......   31,728   $      9,518
Beacon Capital Partners, Inc. ..............................  177,900      1,528,543
Beacon Capital Partners, Internap Network, Inc. ............      489          1,600
Beacon Capital Partners, Wyndham International, Inc. .......    8,901        732,405
Beacon Capital Partners, Wyndham Series II..................    5,097        438,678
Bedford Property Investors, Inc. ...........................    3,700         77,515
Boston Properties, Inc. ....................................  217,100      8,879,390
BRE Properties, Inc. .......................................      700         21,210
Burnham Pacific Properties, Inc. ...........................  492,381      2,412,667
Cabot Industrial Trust......................................  149,900      3,147,900
CarrAmerica Realty Corp. ...................................  154,400      4,709,200
Charles E. Smith Residential Realty, Inc. ..................  163,600      8,204,540
Chateau Communities, Inc. ..................................  134,642      4,227,759
Equity Office Properties Trust..............................  551,216     17,434,962
Equity Residential Properties Trust.........................  187,269     10,590,062
Essex Property Trust, Inc. .................................  179,700      8,904,135
Federal Realty Investment Trust.............................  273,300      5,668,242
General Growth Properties, Inc. ............................   22,200        873,792
Great Lakes REIT, Inc. .....................................  245,009      4,461,614
Host Marriott Corp. ........................................  292,600      3,663,352
Innkeepers USA Trust........................................   69,200        829,016
Kilroy Realty Corp. ........................................   17,400        506,340
Koger Equity................................................   27,200        448,800
La Quinta Properties, Inc. (a)..............................   14,100         73,038
Macerich Co. ...............................................  117,300      2,909,040
Mack-Cali Realty Corp. .....................................   91,800      2,614,464
Manufactured Home Communities, Inc. ........................  116,200      3,265,220
Pacific Gulf Properties, Inc. ..............................  163,500        799,515
Post Properties, Inc. ......................................   48,200      1,824,370
Prime Group Realty Trust....................................  134,300      1,813,050
ProLogis Trust..............................................  245,660      5,581,395
PS Business Parks, Inc. ....................................  102,941      2,882,348
Public Storage, Inc. .......................................  412,774     12,238,749
Reckson Associates Realty Corp. ............................   23,000        529,000
Rouse Co. ..................................................  105,600      3,025,440
Shurgard Storage Centers, Inc. .............................   74,200      2,318,750
Simon Property Group, Inc. .................................  307,800      9,224,766
Spieker Properties, Inc. ...................................  199,000     11,930,050
Summit Properties, Inc. ....................................   74,800      2,006,884
Sun Communities, Inc. ......................................   12,400        438,340
Taubman Centers, Inc. ......................................  506,045      7,084,630

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2001 (Unaudited)

                                                                           MARKET
DESCRIPTION                                                   SHARES       VALUE
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Vornado Realty Trust........................................  161,700   $  6,312,768
Wellsford Real Properties, Inc. (a).........................  133,550      2,584,193
                                                                        ------------
                                                                         215,269,238
                                                                        ------------
REAL ESTATE MGMT. & DEVELOPMENT  2.9%
TrizecHahn Corp. ...........................................  410,600      7,468,814
                                                                        ------------

TOTAL LONG-TERM INVESTMENTS  95.5%
  (Cost $222,051,811)................................................    247,220,052

REPURCHASE AGREEMENT  4.2%
BankAmerica Securities ($10,885,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/29/01, to be sold on 07/02/01 at $10,888,674)
  (Cost $10,885,000).................................................     10,885,000
                                                                        ------------

TOTAL INVESTMENTS  99.7%
  (Cost $232,936,811)................................................    258,105,052
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%..........................        655,202
                                                                        ------------

NET ASSETS 100.0%  ..................................................   $258,760,254
                                                                        ============

(a) Non-income producing security as this stock currently does not declare dividends.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2001 (Unaudited)

ASSETS:
Total Investments (Cost $232,936,811).......................  $258,105,052
Receivables:
  Dividends.................................................     1,577,587
  Fund Shares Sold..........................................     1,457,383
  Investments Sold..........................................       219,493
  Interest..................................................         2,449
Other.......................................................        66,204
                                                              ------------
    Total Assets............................................   261,428,168
                                                              ------------
LIABILITIES:
Payables:
  Custodian Bank............................................     1,513,853
  Investments Purchased.....................................       523,771
  Fund Shares Repurchased...................................       199,015
  Investment Advisory Fee...................................       194,018
  Distributor and Affiliates................................       136,019
Trustees' Deferred Compensation and Retirement Plans........        82,244
Accrued Expenses............................................        18,994
                                                              ------------
    Total Liabilities.......................................     2,667,914
                                                              ------------
NET ASSETS..................................................  $258,760,254
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $236,552,969
Net Unrealized Appreciation.................................    25,168,241
Accumulated Undistributed Net Investment Income.............     1,022,390
Accumulated Net Realized Loss...............................    (3,983,346)
                                                              ------------
NET ASSETS..................................................  $258,760,254
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
Class A Shares:
  Net asset value and redemption price per share (Based on
    net assets of $158,317,143 and 11,100,886 shares of
    beneficial interest issued and outstanding).............  $      14.26
  Maximum sales charge (4.75%* of offering price)...........           .71
                                                              ------------
  Maximum offering price to public..........................  $      14.97
                                                              ============
Class B Shares:
  Net asset value and offering price per share (Based on net assets of $63,727,201 and 4,465,262 shares of beneficial
    interest issued and outstanding)........................  $      14.27
                                                              ============
Class C Shares:
  Net asset value and offering price per share (Based on net assets of $36,715,910 and 2,574,249 shares of beneficial
    interest issued and outstanding)........................  $      14.26
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2001 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $20,105).....  $ 3,299,812
Interest....................................................      252,663
                                                              -----------
    Total Income............................................    3,552,475
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,085,901
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $154,834, $293,622 and $151,452,
  respectively).............................................      599,908
Shareholder Services........................................      218,130
Custody.....................................................       11,594
Trustees' Fees and Related Expenses.........................        8,659
Legal.......................................................        1,970
Other.......................................................      104,869
                                                              -----------
    Total Expenses..........................................    2,031,031
    Investment Advisory Fee Reduction.......................       13,792
    Less Credits Earned on Cash Balances....................        1,199
                                                              -----------
    Net Expenses............................................    2,016,040
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,536,435
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 3,250,034
  Foreign Currency Transactions.............................        1,568
                                                              -----------
Net Realized Gain...........................................    3,251,602
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   13,239,527
  End of the Period.........................................   25,168,241
                                                              -----------
Net Unrealized Appreciation During the Period...............   11,928,714
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $15,180,316
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $16,716,751
                                                              ===========

See Notes to Financial Statements

Statements of Changes in Net Assets
For the Six Months Ended June 30, 2001 and the Year Ended December 31, 2000 (Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2001      DECEMBER 31, 2000
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $  1,536,435        $  5,338,286
Net Realized Gain.................................      3,251,602             331,484
Net Unrealized Appreciation During the Period.....     11,928,714          28,616,090
                                                     ------------        ------------
Change in Net Assets from Operations..............     16,716,751          34,285,860
                                                     ------------        ------------

Distributions from Net Investment Income:
  Class A Shares..................................     (1,918,600)         (2,466,288)
  Class B Shares..................................       (625,004)         (1,331,107)
  Class C Shares..................................       (333,581)           (563,202)
                                                     ------------        ------------
Total Distributions...............................     (2,877,185)         (4,360,597)
                                                     ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................     13,839,566          29,925,263
                                                     ------------        ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................     73,155,719         113,345,531
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................      2,502,174           3,679,660
Cost of Shares Repurchased........................    (32,893,759)        (68,308,256)
                                                     ------------        ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................     42,764,134          48,716,935
                                                     ------------        ------------
TOTAL INCREASE IN NET ASSETS......................     56,603,700          78,642,198
NET ASSETS:
Beginning of the Period...........................    202,156,554         123,514,356
                                                     ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of
  $1,022,390 and $2,363,140, respectively)........   $258,760,254        $202,156,554
                                                     ============        ============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX
                                  MONTHS
                                  ENDED                 YEAR ENDED DECEMBER 31,
CLASS A SHARES                   JUNE 30,   -----------------------------------------------
                                   2001     2000 (A)   1999 (A)    1998      1997     1996
                                 ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $13.49     $10.84     $11.58    $ 13.81   $13.01   $10.00
                                  ------     ------     ------    -------   ------   ------
  Net Investment Income........      .09        .49        .40        .51      .36      .35
  Net Realized and Unrealized
    Gain/Loss..................      .87       2.56       (.76)     (2.14)    2.22     3.52
                                  ------     ------     ------    -------   ------   ------
Total from Investment
  Operations...................      .96       3.05       (.36)     (1.63)    2.58     3.87
                                  ------     ------     ------    -------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................      .19        .40        .38        .38      .38      .38
  Distributions from Net
    Realized Gain..............      -0-        -0-        -0-        .22     1.40      .48
                                  ------     ------     ------    -------   ------   ------
Total Distributions............      .19        .40        .38        .60     1.78      .86
                                  ------     ------     ------    -------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $14.26     $13.49     $10.84    $ 11.58   $13.81   $13.01
                                  ======     ======     ======    =======   ======   ======

Total Return (b)*..............    7.19%**   28.53%     -3.15%    -11.99%   20.66%   39.82%
Net Assets at End of the Period
  (In millions)................   $158.3     $114.8     $ 52.8    $  41.7   $ 51.3   $ 23.3
Ratio of Expenses to Average
  Net Assets*..................    1.55%      1.55%      1.68%      1.76%    1.77%    2.60%
Ratio of Net Investment Income
  to Average Net Assets*.......    1.74%      4.05%      3.53%      3.98%    2.77%    3.21%
Portfolio Turnover.............       9%**      33%        46%       113%     159%      97%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................    1.56%      1.63%      1.94%        N/A      N/A    2.61%
Ratio of Net Investment Income
  to Average Net Assets........    1.73%      3.97%      3.26%        N/A      N/A    3.19%

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A--Not Applicable.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX
                                  MONTHS
                                  ENDED                 YEAR ENDED DECEMBER 31,
CLASS B SHARES                   JUNE 30,   -----------------------------------------------
                                   2001     2000 (A)   1999 (A)    1998      1997     1996
                                 ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $13.50     $10.84     $11.57    $ 13.80   $13.01   $10.00
                                  ------     ------     ------    -------   ------   ------
  Net Investment Income........      .05        .40        .29        .41      .27      .27
  Net Realized and Unrealized
    Gain/Loss..................      .86       2.56       (.74)     (2.13)    2.21     3.52
                                  ------     ------     ------    -------   ------   ------
Total from Investment
  Operations...................      .91       2.96       (.45)     (1.72)    2.48     3.79
                                  ------     ------     ------    -------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................      .14        .30        .28        .29      .29      .30
  Distributions from Net
    Realized Gain..............      -0-        -0-        -0-        .22     1.40      .48
                                  ------     ------     ------    -------   ------   ------
Total Distributions............      .14        .30        .28        .51     1.69      .78
                                  ------     ------     ------    -------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $14.27     $13.50     $10.84    $ 11.57   $13.80   $13.01
                                  ======     ======     ======    =======   ======   ======

Total Return (b)*..............    6.81%**   27.63%     -3.98%    -12.62%   19.76%   38.82%
Net Assets at End of the Period
  (In millions)................   $ 63.7     $ 58.7     $ 53.8    $  64.4   $ 73.2   $ 26.5
Ratio of Expenses to Average
  Net Assets*..................    2.30%      2.30%      2.46%      2.53%    2.52%    3.37%
Ratio of Net Investment Income
  to Average Net Assets*.......     .93%      3.30%      2.52%      3.26%    2.03%    2.39%
Portfolio Turnover.............       9%**      33%        46%       113%     159%      97%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................    2.31%      2.38%      2.72%        N/A      N/A    3.39%
Ratio of Net Investment Income
  to Average Net Assets........     .92%      3.22%      2.26%        N/A      N/A    2.37%

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A--Not Applicable.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX
                                  MONTHS
                                  ENDED                 YEAR ENDED DECEMBER 31,
CLASS C SHARES                   JUNE 30,   -----------------------------------------------
                                   2001     2000 (A)   1999 (A)    1998      1997     1996
                                 ----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................   $13.49     $10.84     $11.57    $ 13.79   $13.00   $ 9.99
                                  ------     ------     ------    -------   ------   ------
  Net Investment Income........      .04        .40        .29        .41      .27      .27
  Net Realized and Unrealized
    Gain/Loss..................      .87       2.55       (.74)     (2.13)    2.21     3.52
                                  ------     ------     ------    -------   ------   ------
Total from Investment
  Operations...................      .91       2.95       (.45)     (1.72)    2.48     3.79
                                  ------     ------     ------    -------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................      .14        .30        .28        .28      .29      .30
  Distributions from Net
    Realized Gain..............      -0-        -0-        -0-        .22     1.40      .48
                                  ------     ------     ------    -------   ------   ------
Total Distributions............      .14        .30        .28        .50     1.69      .78
                                  ------     ------     ------    -------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................   $14.26     $13.49     $10.84    $ 11.57   $13.79   $13.00
                                  ======     ======     ======    =======   ======   ======

Total Return (b)*..............    6.81%**   27.53%     -3.89%    -12.63%   19.78%   38.86%
Net Assets at End of the Period
  (In millions)................   $ 36.7     $ 28.7     $ 16.9    $  17.1   $ 17.4   $  7.7
Ratio of Expenses to Average
  Net Assets*..................    2.30%      2.30%      2.46%      2.54%    2.52%    3.38%
Ratio of Net Investment Income
  to Average Net Assets*.......     .98%      3.30%      2.60%      3.31%    2.00%    2.39%
Portfolio Turnover.............       9%**      33%        46%       113%     159%      97%
 * If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................    2.31%      2.38%      2.72%        N/A      N/A    3.40%
Ratio of Net Investment Income
  to Average Net Assets........     .97%      3.22%      2.33%        N/A      N/A    2.38%

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A --Not Applicable.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Real Estate Securities Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek long-term growth of capital. Current income is the secondary investment objective. The Fund's investment adviser seeks to achieve its objective by investing primarily in securities of companies operating in the real estate industry. The Fund commenced investment operations on June 9, 1994.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2000, the Fund had an accumulated capital loss carryforward for tax purposes of $6,274,788 which will expire between December 31, 2006 and December 31, 2008. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At June 30, 2001, for federal income tax purposes the cost of long- and short-term investments is $233,885,372, the aggregate gross unrealized appreciation is $35,229,180 and the aggregate gross unrealized depreciation is $11,009,500, resulting in net unrealized appreciation on long- and short-term investments of $24,219,680.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The Fund may distribute any return of capital it receives from the Real Estate Investment Trusts (the "REITs") in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be a return of capital.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2001, the Fund's custody fee was reduced by $1,199 as a result of credits earned on cash balances.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     1.00%
Next $500 million...........................................      .95%
Over $1 billion.............................................      .90%

    The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the "Subadviser") to provide advisory services to the Fund and the Adviser with respect to the Fund's investments. The Adviser pays 50% of its investment advisory fee to the Subadviser.

    For the six months ended June 30, 2001, the Adviser voluntarily waived $13,792 of its investment advisory fees. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended June 30, 2001, the Fund recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Service agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended June 30, 2001, the Fund recognized expenses of approximately $13,800 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of other expenses in the Statement of Operations.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2001, the Fund recognized expenses of approximately $181,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $61,292 are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2001. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At June 30, 2001, Van Kampen owned 10,605 Class A Shares, 53 Class B and 8 Class C Shares.

3. CAPITAL TRANSACTIONS

At June 30, 2001, capital aggregated $144,274,501, $59,583,675, and $32,694,793 for Classes A, B, and C, respectively. For the six months ended June 30, 2001, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   4,143,725    $ 55,926,460
  Class B.................................................     626,589       8,485,853
  Class C.................................................     647,424       8,743,406
                                                            ----------    ------------
Total Sales...............................................   5,417,738    $ 73,155,719
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     128,441    $  1,750,301
  Class B.................................................      37,684         512,868
  Class C.................................................      17,525         239,005
                                                            ----------    ------------
Total Dividend Reinvestment...............................     183,650    $  2,502,174
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,682,328)   $(22,661,140)
  Class B.................................................    (542,431)     (7,317,748)
  Class C.................................................    (216,576)     (2,914,871)
                                                            ----------    ------------
Total Repurchases.........................................  (2,441,335)   $(32,893,759)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

    At December 31, 2000, capital aggregated $109,258,880, $57,902,702 and
$26,627,253 for Classes A, B, and C, respectively. For the year ended December 31, 2000, transactions were as follows:

                                                             SHARES         VALUE
Sales:
  Class A................................................   6,873,542    $ 86,685,808
  Class B................................................   1,058,399      12,919,103
  Class C................................................   1,129,837      13,740,620
                                                           ----------    ------------
Total Sales..............................................   9,061,778    $113,345,531
                                                           ==========    ============
Dividend Reinvestment:
  Class A................................................     175,618    $  2,204,032
  Class B................................................      86,113       1,059,564
  Class C................................................      33,581         416,064
                                                           ----------    ------------
Total Dividend Reinvestment..............................     295,312    $  3,679,660
                                                           ==========    ============
Repurchases:
  Class A................................................  (3,407,693)   $(40,468,711)
  Class B................................................  (1,760,008)    (20,750,786)
  Class C................................................    (602,011)     (7,088,759)
                                                           ----------    ------------
Total Repurchases........................................  (5,769,712)   $(68,308,256)
                                                           ==========    ============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2001 and year ended December 31, 2000, 112,241 and 233,118 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2001 and year ended December 31, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The

NOTES TO
FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                  SALES CHARGE AS
                                                                  A PERCENTAGE OF
                                                                   DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended June 30, 2001, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $17,000 and CDSC on the redeemed shares of approximately $64,900. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $59,737,230 and $19,815,945, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each of Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended June 30, 2001, are payments retained by Van Kampen of approximately $303,800 and payments made to Morgan Stanley DW, Inc., an affiliate of the Adviser, of approximately $24,000.

           VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN REAL ESTATE SECURITIES FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
89, 189, 289                                                     3564H01-AP-8/01
REAL SAR 8/01